UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

KLEANGAS ENERGY TECHNOLOGIES INC.
(Name of small business issuer in its charter)

Delaware	26-2808844
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3001 N. Rocky Pt. Road

Suite 200

Tampa, Florida 33771

(Address of principal executive offices)

(727) 364-2744

(Issuer’s telephone number)

Title of each class to be so registered	Name of each exchange on which registered:
Common Stock, $0.000001

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: ☒

Securities Act registration statement file number to which this form relates: 333-176820

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.000001

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 5, 2012, as amended.

Item 2. Exhibits.

None

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on October 10, 2014.

KLEANGAS ENERGY TECHNOLOGIES INC.

By	/s/ Bo Linton
Bo Linton
Chief Executive Officer